UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CV THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3172 Porter Drive

Palo Alto, CA 94304

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 26, 2004

TO THE STOCKHOLDERS OF CV THERAPEUTICS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CV Therapeutics, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, May 26, 2004, at 9:00 a.m. local time at 3172 Porter Drive, Palo Alto, California for the following purposes:

1.	To elect three (3) directors of the Company, each to serve until the 2007 Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company’s Board of Directors has nominated the following persons for election as directors:

Thomas L. Gutshall                Kenneth B. Lee, Jr.                Costa G. Sevastopoulos, Ph.D.

2.	To approve the amendment and restatement of the Company’s 2000 Equity Incentive Plan.

3.	To ratify the selection of Ernst & Young LLP as the independent auditors of the Company for its fiscal year ending December 31, 2004.

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 31, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

Alan C. Mendelson

Secretary

Palo Alto, California

April 15, 2004

All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

CV THERAPEUTICS, INC.

3172 Porter Drive

Palo Alto, CA 94304

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

May 26, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of CV Therapeutics, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on May 26, 2004, at 9:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 3172 Porter Drive, Palo Alto, California. The Company intends to mail this proxy statement and accompanying proxy card on or about April 15, 2004 to all stockholders entitled to vote at the Annual Meeting. A copy of the Company’s Annual Report for the fiscal year ended December 31, 2003 is enclosed with this proxy statement.

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company’s request, MacKenzie Partners, Inc. No additional compensation will be paid to directors, officers or other regular employees for such services, but MacKenzie Partners, Inc. will be paid its customary fee, estimated to be $5,000, if it renders solicitation services.

Voting Rights and Outstanding Shares

Only holders of record of the Company’s common stock at the close of business on March 31, 2004 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 31, 2004, the Company had outstanding and entitled to vote 31,480,015 shares of common stock. Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Shares of common stock may not be voted cumulatively.

Unless otherwise instructed, shares represented by executed proxies in the form accompanying this proxy statement will be voted “FOR” the election of the nominees of the Board and “FOR” the ratification of the selection of Ernst & Young LLP as independent auditors of the Company, and at the proxy holder’s discretion, on such other matters, if any, that may come before the Annual Meeting. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. In the event that a broker, bank, custodian, nominee or other record holder of the Company’s common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a “broker non-vote”), those shares will be counted towards a quorum, but will not be counted for any purpose in determining whether a matter has been approved. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Voting Via the Internet or by Telephone

Stockholders may vote their shares on the Internet or by telephone. The laws of Delaware, under which the Company is incorporated, specifically permit electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the stockholder.

Submitting a proxy via the Internet or by telephone will not affect a stockholder’s right to vote in person should he or she decide to attend the Annual Meeting.

THE INTERNET AND TELEPHONE VOTING PROCEDURES BELOW ARE DESIGNED TO AUTHENTICATE STOCKHOLDERS’ IDENTITIES, TO ALLOW STOCKHOLDERS TO GIVE THEIR VOTING INSTRUCTIONS AND TO CONFIRM THAT STOCKHOLDERS’ INSTRUCTIONS HAVE BEEN RECORDED PROPERLY. STOCKHOLDERS VOTING VIA THE INTERNET SHOULD UNDERSTAND THAT THERE MAY BE COSTS ASSOCIATED WITH ELECTRONIC ACCESS, SUCH AS USAGE CHARGES FROM INTERNET ACCESS PROVIDERS AND TELEPHONE COMPANIES, THAT MUST BE BORNE BY THE STOCKHOLDER.

For Shares Registered in Your Name

Stockholders of record may go to http://www.eproxy.com/cvtx/ to vote on the Internet. They will be required to provide the company number and control number contained on their proxy cards. The voter will then be asked to complete an electronic proxy card. The votes will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any stockholder using a touch-tone telephone may also vote by calling 1-800-560-1965 (toll-free) and following the recorded instructions.

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy card. Beneficial owners whose stock is held in street name should review these instructions to determine whether they can vote their shares on the Internet or by telephone.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by (i) filing with the Secretary of the Company at the Company’s principal executive office, 3172 Porter Drive, Palo Alto, California 94304, a written notice of revocation or a duly executed proxy bearing a later date, (ii) casting a later vote via the Internet or by telephone or (iii) attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2005 annual meeting of stockholders is the close of business on December 16, 2004. Proposals of stockholders intended to be presented at the Company’s 2005 annual meeting of stockholders without inclusion of such proposals in the Company’s proxy statement and form of proxy relating to the meeting must be received by the Company no later than the close of business on March 28, 2005 nor earlier than the close of business on February 26, 2005.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Amended and Restated Certificate of Incorporation, as amended by Amendment No. 1 dated December 12, 2000, and Bylaws provide that the Board shall be divided into three (3) classes, with each class having a three (3)-year term. Except as otherwise provided by law, vacancies on the Board shall be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board, and not by the stockholders, unless the Board determines by resolution that any such vacancies shall be filled by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

The Board is presently composed of eight (8) members. R. Scott Greer resigned from the Board effective April 2, 2004. The Board does not intend to fill the vacancy created by Mr. Greer’s resignation. There are three (3) directors in the class whose term of office expires in 2004. Each of the nominees for election to this class is currently a director of the Company. If elected at the Annual Meeting, each of the nominees would serve until the 2007 annual meeting and until his successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

The Board has determined that each of the three (3) director nominees is “independent” as that term is defined in the Nasdaq Marketplace Rules. The Board has further determined that director nominees Thomas L. Gutshall and Kenneth B. Lee, Jr., both of whom are members of the Company’s Audit Committee, satisfy the more restrictive independence requirements for Audit Committee members set forth in United States securities laws. See “Board Meetings, Independence and Committees” below for further discussion of these independence determinations.

Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for Election for a Three-Year Term Expiring at the 2007 Annual Meeting

The names of the Board’s nominees for election as directors, and certain information about them as of February 29, 2004, are set forth below:

Name of Director	Age	Principal Occupation	Director Since
Thomas L. Gutshall	66	Chairman of the Board of Directors of Cepheid	1994
Kenneth B. Lee, Jr.	56	Former Partner and National Director of Life Sciences Practice, Ernst & Young LLP	2002
Costa G. Sevastopoulos, Ph.D.	61	Independent Consultant	1992

Thomas L. Gutshall has served as a director of the Company since December 1994. Mr. Gutshall has served as Chairman of the board of directors of Cepheid, a diagnostics company, since August 1996. From August 1996 to April 2002, Mr. Gutshall also served as Chief Executive Officer of Cepheid. From September 1996 to December 2002, Mr. Gutshall served as a consultant to the Company. From January 1995 to September 1996, he served as the Company’s President and Chief Operating Officer. From June 1989 until December 1994,

Mr. Gutshall served as Executive Vice President at Syntex Corporation, a pharmaceutical and healthcare company. Mr. Gutshall earned a B.S. degree in chemical engineering from the University of Delaware and completed the Executive Marketing Management Program at Harvard Business School. The Board has determined that Mr. Gutshall satisfies Nasdaq’s independence requirements and the more restrictive independence requirements for Audit Committee members set forth in United States securities laws.

Kenneth B. Lee, Jr., has served as a director of the Company since January 2002. Mr. Lee served as President of A.M. Pappas & Associates, an international life sciences venture development company, from January 2002 to June 2002. From September 1972 to December 2001, Mr. Lee was a partner and employee at Ernst & Young LLP and Ernst & Young Capital Advisors, LLC. While at Ernst & Young LLP, Mr. Lee served as head of their Health Sciences Investment Banking group from 2000 to 2001, as a Transaction Advisor of their Center for Strategic Transactions from 1997 to 2000, and as Co-Chairman of their International Life Sciences Practice from 1995 to 1997. Mr. Lee formerly served on the Emerging Companies Section of the Board of the Biotechnology Industry Organization and on the Board of the California Healthcare Institute. Mr. Lee currently serves on the boards of directors of Abgenix, Inc., Inspire Pharmaceuticals, Inc., Pozen Inc. and a private company. Mr. Lee also serves on the Board of Visitors of Lenoir-Rhyne College, the Board of the North Carolina Biotechnology Industry Organization and the Board of Visitors of the Lineberger Cancer Center of the University of North Carolina at Chapel Hill. Mr. Lee received a B.A. degree from Lenoir-Rhyne College and an M.B.A. degree from the University of North Carolina at Chapel Hill, and is a certified public accountant. The Board has determined that Mr. Lee satisfies Nasdaq’s independence requirements and the more restrictive independence requirements for Audit Committee members set forth in United States securities laws.

Costa G. Sevastopoulos, Ph.D., has served as a director of the Company since October 1992. Since May 1994, Dr. Sevastopoulos has been an independent consultant and a limited partner of Delphi Ventures I and II, both venture capital partnerships. From April 1988 to April 1994, he served as a general partner of Delphi BioVentures, a venture capital partnership, which he co-founded. Dr. Sevastopoulos earned a B.S. degree in physics from the University of Athens, Greece, an M.S. degree in electrical engineering from the California Institute of Technology, an M.B.A. degree from the European Institute of Business Administration in Fontainbleau, France, and a Ph.D. in molecular biology from the University of California at Berkeley. The Board has determined that Dr. Sevastopoulos satisfies Nasdaq’s independence requirements.

The Board Recommends a Vote in Favor of Proposal 1.

Directors Continuing in Office Until the 2005 Annual Meeting

Name of Director	Age	Principal Occupation	Director Since
Santo J. Costa	58	Retired Vice Chairman, Quintiles Transnational Corp.	2001
John Groom	65	Director, Elan Corporation, plc	2001
Barbara J. McNeil, M.D., Ph.D.	63	Chairman of the Department of Health Care Policy, Harvard Medical School	1994

Santo J. Costa has served as a director of the Company since May 2001. Mr. Costa retired as Vice Chairman of Quintiles Transnational Corp. in May 2001. While at Quintiles, Mr. Costa also served as President and Chief Operating Officer from 1994 until 1999. Previously, Mr. Costa served as Senior Vice President, Administration and General Counsel of Glaxo Inc., where he sat on the company’s board of directors. Previously, Mr. Costa was U.S. Area Counsel for Merrell Dow Pharmaceuticals. Mr. Costa started his career as food and drug counsel for Norwich/Eaton Pharmaceuticals. Mr. Costa currently sits on the board of directors of NPS Pharmaceuticals, Inc. and several private companies, as well as the Food and Drug Law Institute Advisory Board. Mr. Costa received a B.S. degree in pharmacy and a J.D. from St. John’s University.

John Groom has served as a director of the Company since May 2001. From January 1997 until his retirement in 2001, Mr. Groom served as President and Chief Operating Officer of Elan Corporation, plc.

Mr. Groom served as President and Chief Executive Officer and as a director of Athena Neurosciences, Inc. from 1987 until its acquisition by Elan in July 1996. From 1960 until 1985, Mr. Groom was employed by Smith Kline & French Laboratories, the pharmaceutical division of then SmithKline Beckman Corporation. While at Smith Kline & French Laboratories, Mr. Groom held a number of positions, including President of Smith Kline & French International, Vice President, Europe and Managing Director, United Kingdom. Mr. Groom also previously served as Chairman of the International Section of the Pharmaceutical Manufacturers Association. Mr. Groom is a Fellow of the Association of Certified Accountants (UK) and currently serves on the boards of directors of Elan Corporation, plc, Ligand Pharmaceuticals, Inc., Amarin Corporation and Ribozyme Pharmaceuticals, Inc.

Barbara J. McNeil, M.D., Ph.D., has served as a director of the Company since December 1994. Since 1990, Dr. McNeil has served as the Ridley Watts Professor of Health Care Policy at Harvard Medical School. In addition, since 1988, she has served as the Chair of the Department of Health Care Policy at Harvard Medical School. Since 1983, Dr. McNeil has been a Professor of Radiology at both Harvard Medical School and Brigham and Women’s Hospital in Boston. Dr. McNeil holds an M.D. from Harvard Medical School and a Ph.D. in biological chemistry from Harvard University.

Directors Continuing in Office Until the 2006 Annual Meeting

Name of Director	Age	Principal Occupation	Director Since
Louis G. Lange, M.D., Ph.D.	55	Chairman of the Board and Chief Executive Officer	1992
Peter Barton Hutt	69	Partner of the law firm of Covington & Burling	2000

Louis G. Lange, M.D., Ph.D., was a founder of the Company and has served as Chairman of the Board and Chief Executive Officer of the Company since August 1992. Dr. Lange has served as a trustee on the University of Rochester Board of Trustees since May 1997, a member of the governing body of the Emerging Company Section of the Biotechnology Industry Organization since February 1999, and is on the boards of directors of several private companies. From 1980 to 1992, Dr. Lange served on the faculty of Washington University School of Medicine, including as Chief of Cardiology at Jewish Hospital in St. Louis, Missouri from 1985 to 1992, and as a full Professor of Medicine from 1990 until 1992. Dr. Lange holds an M.D. from Harvard Medical School and a Ph.D. in biological chemistry from Harvard University.

Peter Barton Hutt has served as a director of the Company since August 2000. Mr. Hutt is a partner in the Washington, D.C. law firm of Covington & Burling, specializing in food and drug law and trade association law. From 1971 to 1975, he was Chief Counsel for the United States Food and Drug Administration. He is the coauthor of a casebook used to teach food and drug law and teaches a full course on this subject each year during winter term at Harvard Law School. He is a member of the Institute of Medicine of the National Academy of Sciences, and has served on the IOM Executive Committee. Mr. Hutt serves on a wide variety of academic and scientific advisory boards and on the boards of directors of several private companies. Mr. Hutt has served on the IOM Roundtable for the Development of Drugs and Vaccines Against AIDS, the Advisory Committee to the Director of the National Institutes of Health, the National Academy of Sciences Committee on Research Training in the Biomedical and Behavioral Sciences, the NIH Advisory Committee to Review the Guidelines for Recombinant DNA Research, the National Committee to Review Current Procedures for Approval of New Drugs for Cancer and AIDS established by the President’s Cancer Panel of the National Cancer Institute at the request of former President Bush, and five (5) Office of Technology Assessment advisory panels. Mr. Hutt has twice been a councilor of the Society for Risk Analysis and is presently Legal Counsel to the Society as well as the American College of Toxicology. Mr. Hutt earned a B.A. degree from Yale University, an LL.B. from Harvard University and an L.L.M. from New York University.

Board Meetings, Independence and Committees

During the fiscal year ended December 31, 2003, the Board held nine (9) meetings. During the fiscal year ended December 31, 2003, all directors except Mr. Groom attended at least seventy-five percent (75%) of the meetings of the Board and of the committees on which they served that were held during the period for which they were a director or committee member, respectively. Although the Company does not have a formal policy regarding attendance by members of the Board at its Annual Meeting, the Company encourages directors to attend and historically many of them have done so. To facilitate attendance and reduce travel costs, the Company usually schedules its Annual Meeting to occur immediately before or after a periodic meeting of the Board, although in some years scheduling conflicts have prevented this arrangement. Five directors attended the annual stockholder meeting in May 2003.

The Board has determined that all of the members of the Board, other than Dr. Lange, are “independent” as that term is defined in the Nasdaq Marketplace Rules. Dr. Lange is not considered independent because he is an executive officer of the Company. In addition, the Board has determined that each member of the Audit Committee also satisfies the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has an Audit Committee, a Compensation Committee and a Nominating Committee. The Board has adopted a charter for each of the three standing committees.

Audit Committee

The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. A more complete description of the powers and responsibilities delegated to the Committee is set forth in the Audit Committee charter which is attached to this proxy statement as Appendix A. During the fiscal year ended December 31, 2003, the Audit Committee was composed of three (3) non-employee directors, Messrs. Gutshall and Lee and Dr. McNeil. Mr. Lee served as Chair. The Audit Committee met eleven (11) times during the fiscal year ended December 31, 2003. The Board has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Board has further determined that Mr. Lee is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”).

Compensation Committee

The Compensation Committee determines salaries and incentive compensation, awards stock options to executive officers and employees under the Company’s stock option plans, and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. During the fiscal year ended December 31, 2003, the Compensation Committee was composed of three (3) non-employee directors, Messrs. Greer and Groom and Dr. Sevastopoulos. Dr. Sevastopoulos served as Chair. The Compensation Committee met four (4) times during the fiscal year ended December 31, 2003. The Board has determined that all of the members of the Compensation Committee are “independent” as defined in the Nasdaq Marketplace Rules.

Nominating Committee

The Nominating Committee establishes qualification standards for Board membership, identifies qualified individuals for Board membership and considers and recommends director nominees for approval by the Board and the stockholders. The Nominating Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director. The Nominating Committee is composed of two (2) non-employee directors, Mr. Costa and Dr. McNeil. Mr. Costa serves as Chair. The Nominating Committee was formed by the Board in January 2003. During the fiscal year ended December 31, 2003, the Nominating

Committee did not meet. The Board has determined that each of the members of the Nominating Committee is “independent” as defined in the Nasdaq Marketplace Rules.

Historically the Company has not had a formal policy concerning stockholder recommendations to the Nominating Committee. To date, the Company has not received any recommendations from stockholders requesting that the Nominating Committee consider a candidate for inclusion among the Committee’s slate of nominees in the Company’s proxy statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Nominating Committee plans to consider this matter fully during the upcoming year with a view to adopting and publishing a policy on stockholder recommendations for director nominees prior to the 2005 Annual Meeting of Stockholders.

In evaluating director nominees, the Nominating Committee considers the following factors:

•	the appropriate size of the Board;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the skills, experience and reputation of the potential nominee in relation to the capabilities already present on the Board;

•	the judgment and perspective developed through business experiences and/or educational endeavors;

•	the candidate’s ability to work with other members of the Board and management to further the Company’s goals and increase stockholder value; and

•	the ability to devote a sufficient amount of time to carry out the duties and responsibilities as a director.

The objective of the Nominating Committee is to structure a Board that brings to the Company a variety of skills and perspectives developed through high-quality business and professional experience. In doing so, the Nominating Committee also considers candidates with appropriate non-business backgrounds. Other than the foregoing, there are no stated minimum criteria for director nominees. The Nominating Committee may, however, consider such other factors as it deems are in the best interests of the Company and its stockholders.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service, or if the Nominating Committee decides not to nominate a member for re-election, unless the Board determines not to fill a vacancy the Committee will identify the desired skills and experience of a new nominee as outlined above. To date, the Company has not engaged a third party to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right to do so in the future.

Stockholders may send any recommendations for director nominees or other communications to the Board or any individual director c/o Assistant Secretary, CV Therapeutics, Inc., 3172 Porter Drive, Palo Alto, CA 94304. All communications received are reported to the Board or the individual directors, as appropriate.

Code of Ethics

The Board has also adopted a formal code of conduct that applies to all of our employees, officers and directors. You can access the latest copy of the Code of Ethics, as well as the charters of the Audit and Nominating Committees of the Board in the Investor Relations section of our website at http://www.cvt.com. In addition, a copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

PROPOSAL 2

APPROVAL OF THE AMENDMENT AND RESTATEMENT

OF THE 2000 EQUITY INCENTIVE PLAN

Stockholders are requested in this Proposal 2 to approve the amendment and restatement of the 2000 Equity Incentive Plan (the “Incentive Plan”) to, among other things, (i) provide for the grant of restricted stock awards and restricted stock units under the Incentive Plan, (ii) make available for issuance under the Incentive Plan 404,685 shares of common stock reserved for issuance under the Company’s 2000 Nonstatutory Incentive Plan (the “Nonstatutory Plan”) as of March 29, 2004, and (iii) transfer to the Incentive Plan all shares of common stock that become available for issuance under the Nonstatutory Plan in connection with the expiration or termination in the future of unexercised options granted under the Nonstatutory Plan.

Subject to and upon approval of this Proposal 2 by the stockholders, (i) the Nonstatutory Plan will terminate as to any future awards under that plan, (ii) 404,685 shares of common stock reserved as of March 29, 2004 for future awards under the Nonstatutory Plan will be made available under the Incentive Plan for future grant under the Incentive Plan, and (iii) all shares that would have been returned to the Nonstatutory Plan in the future in connection with the expiration or termination of unexercised options granted under the Nonstatutory Plan will instead be returned to the Incentive Plan for future grant under the Incentive Plan. Outstanding options under the Nonstatutory Plan will continue to remain outstanding. As of March 29, 2004, options to purchase an aggregate of 3,339,836 shares of common stock were outstanding under the Nonstatutory Plan, all of which have been granted to employees (other than its current executive officers) of or consultants to the Company or its affiliates.

As of March 29, 2004, options to purchase an aggregate of 2,300,267 shares of common stock were outstanding under the Incentive Plan, and an aggregate of 135,389 shares of common stock (plus any shares that might in the future be returned to the Incentive Plan as a result of expiration or termination of unexercised options) remained available for future grant under the Incentive Plan. As of March 29, 2004 under the Incentive Plan, (i) the Company has granted options to purchase an aggregate of 1,780,000 shares of common stock to its current executive officers, as a group; (ii) the Company has granted options to purchase an aggregate of 520,267 shares of common stock to all employees, other than its current executive officers, as a group; (iii) no options were granted to any non-employee directors (who are compensated under the Company’s Non-Employee Directors’ Stock Option Plan), including the three non-employee directors who are nominated for election at the Annual Meeting; and (iv) no options had been granted to any associate (as such term is defined in Rule 14a-1) of any executive officer or director of the Company. As of March 29, 2004 under all of the Company’s option plans taken as a whole (including the Incentive Plan, the Nonstatutory Plan, and the Company’s Non-Employee Directors’ Stock Option Plan), options covering an aggregate of 6,779,348 shares of common stock were outstanding (with a weighted average exercise price of $27.91 and a weighted average remaining term of 7.67 years), and 590,409 shares of common stock remained available for future grant. As of April 8, 2004, the closing sale price of the Company’s common stock was $15.26 per share.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the amendment and restatement of the Incentive Plan.

The Board Recommends a Vote in Favor of Proposal 2.

The essential features of the Incentive Plan are outlined below:

General

If this Proposal 2 is approved by the stockholders, the Incentive Plan will provide for the grant of incentive stock options, nonstatutory stock options, restricted stock awards and restricted stock units (collectively, “awards”). Incentive stock options granted under the Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information,” below, for a discussion of the tax treatment of awards.

Purpose

The Board adopted the Incentive Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to obtain stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the employees, directors and consultants of the Company and its affiliates are eligible to participate in the Incentive Plan.

Administration

The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

The Board has the power to delegate administration of the Incentive Plan to a committee composed of not fewer than two (2) members of the Board. In the discretion of the Board, a committee may consist solely of two (2) or more outside directors in accordance with Section 162(m) of the Code or solely of two (2) or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the “Board” refers to any committee the Board appoints as well as to the Board itself. The Board also may delegate to a committee of one (1) or more members of the Board who are not outside directors or non-employee directors the power to grant options to persons who are not officers or directors of the Company.

Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. The regulations under Section 162(m) require that the directors who serve as members of the committee described above must be “outside directors.” The Incentive Plan provides that, in the Board’s discretion, directors serving on the committee may be “outside directors” within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension Incentive Plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise considered an “outside director” for purposes of Section 162(m). The definition of an “outside director” under Section 162(m) is generally narrower than the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act. As noted above, the Board has delegated administration of the Incentive Plan to the Compensation Committee, all the members of which are “outside directors.”

Eligibility

All of the employees, directors and consultants of the Company and its affiliates are eligible to participate in the Incentive Plan. Incentive stock options may be granted under the Incentive Plan only to employees of the Company (including officers) and its affiliates. Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the Incentive Plan. The grant of any award under the Incentive Plan to a non-employee director shall be made by the Board pursuant to a written, non-discretionary formula established by the Compensation Committee. Currently, the Compensation Committee has not established such a formula. Instead, our non-employee directors receive option grants under the non-discretionary formula set forth in the Company’s Non-Employee Directors’ Stock Option Plan. As of April 2, 2004, the Company had 263 employees and seven (7) non-employee directors eligible to participate in the Incentive Plan.

No incentive stock option may be granted to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than ten percent (10%) of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least one hundred and ten percent (110%) of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five (5) years from the date of grant. Under the Incentive Plan, no incentive stock option may be granted to an employee which, when aggregated with all other incentive stock options granted to that employee by the Company or any parent or subsidiary, would result in shares with an aggregate fair market value (determined on the date of grant) exceeding $100,000 becoming first available for purchase upon exercise of incentive stock options in any calendar year. Any stock options in excess of such amount shall be treated as nonstatutory stock options. In addition, no employee may be granted options under the Incentive Plan covering more than 500,000 shares of common stock during any calendar year.

Stock Subject to the Incentive Plan

Subject to stockholder approval of this Proposal 2, the number of shares of common stock reserved for issuance under the Incentive Plan shall not exceed in the aggregate the sum of (i) 2,450,000 shares of common stock previously reserved for issuance under the Incentive Plan (of which an aggregate of 135,389 shares of common stock remained available for issuance as of March 29, 2004), and (ii) that number of shares of common stock remaining available for issuance as of March 29, 2004 under the Nonstatutory Plan (404,685 shares of Common Stock). Subject to stockholder approval of this Proposal 2, if options granted under the Nonstatutory Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such options again become available for issuance under the Incentive Plan. If options granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such options again become available for issuance under the Incentive Plan. If the Company reacquires unvested stock issued under the Incentive Plan, the reacquired stock will again become available for reissuance under the Incentive Plan for options other than incentive stock options.

Terms of Options

The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price, Payment.    The exercise price of incentive stock options may not be less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), the exercise price of incentive stock options may not be less than one hundred and ten percent (110%) of such fair market value. The exercise price of nonstatutory stock options may not be less than the par value of the common stock subject to the option on the date of the grant. The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or, at the Board’s discretion, (i) by delivery of other common stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

Option Exercise.    Options granted under the Incentive Plan may become vested and exercisable in cumulative increments as determined by the Board. The Company generally grants options that vest over four (4) years during the optionholder’s employment by, or service as a director or consultant to, the Company or an affiliate (collectively, “service”), although the vesting period of a specific grant may vary. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the optionholder may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the optionholder’s service terminate before vesting. To the extent provided by the terms of an option, an optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned common stock of the Company or by a combination of these means.

Term.    Options under the Incentive Plan have a maximum term of ten (10) years, except in certain cases when the maximum term is five (5) years (see “Eligibility”, above). Options under the Incentive Plan generally terminate three (3) months after termination of the optionholder’s service unless (i) such termination is due to the optionholder’s permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within twelve (12) months of such termination; (ii) the optionholder dies before the optionholder’s service has terminated, or within three (3) months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionholder’s death) within eighteen (18) months of the optionholder’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. Individual option grants by their terms may provide for exercise within a longer or shorter period of time following termination of service.

An optionholder’s option agreement may provide that if the exercise of the option following the termination of the optionholder’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three (3) months after the termination of the optionholder’s service during which the exercise of the option would not be in violation of such registration requirements.

Terms of Restricted Stock Awards and Restricted Stock Units

The following is a description of the permissible terms of restricted stock awards and restricted stock units under the Incentive Plan if this Proposal 2 is approved by the stockholders. Individual awards of restricted stock or restricted stock units, which are typically made pursuant to a purchase agreement with the Company (a “purchase agreement”), may be more restrictive as to any or all of the permissible terms described below.

Purchase Price, Payment.    Restricted stock and restricted stock units may be issued with or without a purchase price. The purchase price, if any, under a purchase agreement may be any amount determined by the Board. The Board may award restricted stock or restricted stock units without requiring the payment of a purchase price.

The purchase price of stock acquired pursuant to a purchase agreement under the Incentive Plan must be paid either in cash at the time of issuance of the common stock or, at the Board’s discretion, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board.

Vesting.    Shares of restricted stock or restricted stock units sold under the Incentive Plan shall be subject to a vesting schedule or a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board, provided that the vesting period shall not be less than three (3) years unless based upon performance milestones, in which event it shall not be less than one (1) year. The common stock issuable under a restricted stock unit will not be issued until the restricted stock unit has vested. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan only under extraordinary circumstances, such as the death, disability or divorce of the participant, a change in the Company’s corporate structure or a change of control of the Company. Restricted stock or restricted stock units granted to a “covered employee” under Section 162(m) of the Code may, as determined by a committee of the Board consisting of “outside directors,” have its vesting linked to one or more performance criteria.

Restrictions on Transfer

An optionholder may only transfer an incentive stock option by will or by the laws of descent and distribution. During the lifetime of the optionholder, only the optionholder may exercise an incentive stock option. Nonstatutory stock options are transferable only to the extent provided in the individual option agreement. An optionholder may designate a beneficiary who may exercise the option following the optionholder’s death. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate. Rights under a restricted stock or restricted stock unit agreement may be transferred only if expressly authorized by the terms of the applicable purchase agreement.

Performance Criteria

Awards under the Incentive Plan may be designed to constitute “performance based compensation” for purposes of Section 162(m) of the Code. Specifically, at the committee’s discretion, it may condition the grant or vesting of awards on the attainment of individual or company-wide performance goals. In doing so, the committee may select performance factors based on measures, including but not limited to the following criteria, for purposes of determining whether performance goals relating to awards have been satisfied:

•	net earnings (either before or after interest, taxes, depreciation and amortization),

•	net losses,

•	sales or revenue,

•	operating earnings,

•	operating cash flow,

•	return on net assets,

•	return on stockholders’ equity,

•	return on assets,

•	return on capital,

•	stockholder returns,

•	gross or net profit margin,

•	earnings per share,

•	price per share of common stock,

•	market share, and/or

•	corporate or individual goals relating to the Company’s research, development, clinical, regulatory, operational, marketing or compliance programs.

The above criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

Adjustment Provisions

If any change is made in the stock subject to the Incentive Plan, or subject to any award granted under the Incentive Plan, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, combination or exchange of shares, change in corporate structure or other transaction), the Incentive Plan and outstanding awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Incentive Plan and the class(es), number of shares and price per share of stock subject to outstanding awards.

Effect of Certain Corporate Events

The Incentive Plan provides that, in the event of a dissolution or liquidation of the Company, then all outstanding awards shall terminate immediately prior to such event.

In the event of a Change of Control (as defined below), each outstanding award under the Incentive Plan shall automatically be fully vested and/or exercisable with respect to all of the shares of common stock subject thereto no later than five (5) business days before the closing of such Change of Control. In addition, to the extent permitted by law, any surviving or acquiring corporation may assume any awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive Plan. In the event any surviving or acquiring corporation does not assume such awards or substitute similar awards for those outstanding under the Incentive Plan, then the awards shall terminate if not exercised at or prior to such event. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

For purposes of the Incentive Plan, “Change of Control” means: (i) a sale of substantially all of the Company’s assets; (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation in which stockholders immediately before the transaction have equal or greater stock voting power immediately after the transaction); (iii) a reverse merger in which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted into other property by virtue of the merger (other than a reverse merger in which stockholders immediately before the merger have greater stock voting power immediately after the merger); or (iv) any transaction or series of related transactions in which more than fifty percent (50%) of the Company’s voting power is transferred.

No Repricing of Options

The Incentive Plan does not permit the Board, without stockholder approval, to amend the terms of any outstanding award under the Incentive Plan to reduce its exercise price or cancel and replace any outstanding award with grants having a lower exercise price.

Duration, Amendment and Termination

Without stockholder approval or ratification, the Board may suspend or terminate the Incentive Plan at any time or from time to time. The Incentive Plan will terminate on March 31, 2014, unless terminated sooner.

The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company if such amendment (i) increases the number of shares of common stock reserved for issuance under the Incentive Plan, (ii) expands the class of eligible participants under the Incentive Plan, (iii) materially increases the benefits available under the Incentive Plan, or (iv) is an amendment for which stockholder approval is necessary in order for the Incentive Plan to satisfy Section 422 of the Code, Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or any applicable Nasdaq Stock Market or securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including but not limited to amendments intended to satisfy the requirements of Section 162(m) of the Code regarding excluding performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

The following is a general summary under current law of the material federal income tax consequences to us and participants in the Incentive Plan with respect to the grant and exercise of awards under the Incentive Plan. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances. This summarized tax information is not tax advice. We advise all participants to consult their own tax advisor as to the specific tax consequences of participating in the Incentive Plan.

Incentive Stock Options.    Incentive stock options under the Incentive Plan are intended to be eligible for the favorable tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the optionholder or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionholder’s alternative minimum tax liability, if any.

If an optionholder holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the optionholder held the stock for more than one (1) year.

Generally, if the optionholder disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the optionholder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the optionholder’s actual gain, if any, on the purchase and sale. The optionholder’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one (1) year.

To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options, Restricted Stock Awards and Restricted Stock Units.    Nonstatutory stock options, restricted stock awards and restricted stock units granted under the Incentive Plan generally have the following federal income tax consequences:

There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price, if any. However, to the extent the stock issued upon exercise of a nonstatutory option or subject to a restricted stock or restricted stock unit award is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects under Section 83(b) of the Code to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one (1) year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board has selected Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since the Company’s inception in 1990. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors is not required by the Company’s By-laws or otherwise; however, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board Recommends a Vote in Favor of Proposal 3.

TRANSACTION OF OTHER BUSINESS

The Board knows of no other matters that will be properly presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of February 29, 2004 by: (i) each stockholder who is known by the Company based on publicly available records to own beneficially more than five percent (5%) of the Company’s common stock; (ii) the Company’s Chief Executive Officer and its four (4) other most highly compensated executive officers at December 31, 2003 (the “Named Executive Officers”); (iii) each director and nominee for director; and (iv) all directors and executive officers of the Company, as a group. The address for each director and executive officer listed in the table below is c/o CV Therapeutics, Inc., 3172 Porter Drive, Palo Alto, California 94304.

	Shares Beneficially Owned (1)
Beneficial Owner	Number	Percent of Total
Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	4,062,253	13.60%
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	2,891,200	9.68%
Pioneer Global Asset Management S.p.A. Galleria San Carlo 6 20122 Milan, Italy	2,748,653	9.20%
Louis G. Lange, M.D., Ph.D. (2)	521,825	1.72%
Brent K. Blackburn, Ph.D. (3)	203,895	*
Santo J. Costa (4)	38,680	*
R. Scott Greer (5)	64,875	*
John Groom (6)	38,680	*
Thomas L. Gutshall (7)	64,386	*
Peter Barton Hutt (8)	49,875	*
Kenneth B. Lee, Jr. (9)	33,700	*
Barbara J. McNeil, M.D., Ph.D. (10)	51,675	*
Costa G. Sevastopoulos, Ph.D. (11)	67,518	*
Daniel K. Spiegelman (12)	193,834	*
Tricia Borga Suvari, Esq. (13)	126,007	*
Andrew A. Wolff, M.D. (14)	222,212	*
All directors and executive officers as a group (13 persons) (15)	1,534,927	4.92%

*	Represents beneficial ownership of less than one percent (1%).

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “Commission”) and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within sixty (60) days of the February 29, 2004 date of this table (or April 29, 2004). Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, all persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentages of beneficial ownership are based on 29,870,829 shares of common stock outstanding as of February 29, 2004, adjusted as required by rules promulgated by the Commission. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any shares which such person or persons has the right to acquire within sixty (60) days after such date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes 407,081 shares issuable upon the exercise of options as of April 29, 2004. Also includes 7,500 shares held in The Louis Lange Family Trust and 2,500 shares held by minors in Dr. Lange’s household. Dr. Lange disclaims beneficial ownership of the shares held in The Louis Lange Family Trust, except to the extent of his pecuniary interests therein.

(3)	Includes 195,165 shares issuable upon the exercise of options as of April 29, 2004.

(4)	Represents shares issuable upon the exercise of options as of April 29, 2004.

(5)	Includes 46,875 shares issuable upon the exercise of options as of April 29, 2004. Mr. Greer resigned from the Board effective April 2, 2004.

(6)	Represents shares issuable upon the exercise of options as of April 29, 2004.

(7)	Includes 46,875 shares issuable upon the exercise of options as of April 29, 2004. Also includes 14,297 shares held in the Gutshall Family Trust DTD 3-7-90.

(8)	Includes 46,875 shares issuable upon the exercise of options as of April 29, 2004.

(9)	Includes 33,125 shares issuable upon the exercise of options as of April 29, 2004.

(10)	Includes 49,175 shares issuable upon the exercise of options as of April 29, 2004.

(11)	Includes 66,875 shares issuable upon the exercise of options as of April 29, 2004.

(12)	Includes 172,498 shares issuable upon the exercise of options as of April 29, 2004.

(13)	Includes 120,748 shares issuable upon the exercise of options as of April 29, 2004.

(14)	Includes 214,165 shares issuable upon the exercise of options as of April 29, 2004.

(15)	Includes 1,352,582 shares issuable upon the exercise of options held by all directors and executive officers as of April 29, 2004. See footnotes (2)–(14).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

MANAGEMENT

Executive Officers and Key Employees

The names of the Named Executive Officers of the Company and their ages as of February 29, 2004 are as follows:

Name	Age	Position
Louis G. Lange, M.D., Ph.D.	55	Chairman of the Board and Chief Executive Officer
Daniel K. Spiegelman	45	Senior Vice President and Chief Financial Officer
Andrew A. Wolff, M.D.	49	Senior Vice President and Chief Medical Officer
Brent K. Blackburn, Ph.D.	43	Senior Vice President, Drug Discovery and Pre-Clinical Development
Tricia Borga Suvari, Esq.	43	Vice President, General Counsel and Assistant Secretary

Daniel K. Spiegelman has served as Senior Vice President and Chief Financial Officer for the Company since September 1999. From January 1998 to September 1999, Mr. Spiegelman served as Vice President and Chief Financial Officer for the Company. From 1991 until 1998, Mr. Spiegelman was employed by Genentech, Inc., a biotechnology company, holding the position of treasurer from 1996 to 1998, assistant treasurer from 1992 to 1996, and treasury manager from 1991 to 1992. Mr. Spiegelman holds a B.A. in economics from Stanford University and an M.B.A. from Stanford Graduate School of Business.

Andrew A. Wolff, M.D., has served as Senior Vice President and Chief Medical Officer for the Company since January 2004. Dr. Wolff served as Senior Vice President, Clinical Research and Development for the Company from September 1999 until December 2003. From September 1996 to September 1999, Dr. Wolff served as Vice President, Clinical Research and Development for the Company. From September 1994 to September 1996, Dr. Wolff served as Vice President, Clinical Research for the Company. From 1993 until 1994, Dr. Wolff served as the Executive Director of Medical Research and New Molecules Clinical Programs Leader for Syntex Corporation, a pharmaceutical and healthcare company. From 1990 until 1993, Dr. Wolff served as the Director, Department for Cardiovascular Therapy for Syntex. In addition, from 1992 to 1993, he served as the acting Associate Director for Europe for the Institute for Cardiovascular and Central Nervous System Clinical Research, Maidenhead, England. Since 1988, Dr. Wolff holds an appointment in the Cardiology Division of the University of California, San Francisco, where he is currently an Associate Clinical Professor. He holds an M.D. from the Washington University Medical School.

Brent K. Blackburn, Ph.D., has served as Senior Vice President, Drug Discovery and Pre-Clinical Development for the Company since January 2002. From June 2000 until January 2002, Dr. Blackburn served as Vice President, Drug Discovery and Pre-Clinical Development for the Company. From September 1997 until June 2000, Dr. Blackburn served as Vice President, Developmental Research for the Company. From 1989 until 1997, Dr. Blackburn served in the Research Department at Genentech, Inc., a biotechnology company. From 1993 to 1997, Dr. Blackburn also served as the project team leader for the oral GPII(b)III(a) antagonist project, a cardiovascular product, in the Development Department at Genentech, Inc. Dr. Blackburn holds a B.S. in chemistry from Texas Christian University and a Ph.D. in chemistry from the University of Texas in Austin.

Tricia Borga Suvari, Esq., has served as Vice President, General Counsel and Assistant Secretary for the Company since May 2000. From 1991 until 2000, Ms. Suvari was employed by Genentech, Inc., a biotechnology company, holding various positions in the legal department. From 1988 until 1991, Ms. Suvari was employed by the law firm Irell & Manella LLP in Los Angeles. Ms. Suvari holds a B.S. in geology and geophysics from Yale College and a J.D. from Harvard Law School.

See “Election of Directors—Directors Continuing in Office Until the 2006 Annual Meeting”, above, for a brief description of the educational background and business experience of Dr. Lange.

EXECUTIVE COMPENSATION

Director Compensation

During the fiscal year ended December 31, 2003, the Company’s non-employee directors received an annual retainer of $10,000 and a payment of $5,000 per meeting for each of the regularly scheduled meetings of the Board attended (or $500 if attendance was by telephone). Members of the Audit, Compensation and Nominating Committees receive an additional annual retainer of $5,000 for each committee on which the member serves, except that the chair of each of the Audit, Compensation and Nominating Committees receives an additional annual retainer of $10,000. Directors are also reimbursed for reasonable expenses in connection with attendance at Board and committee meetings. For each Board member, the aggregate total annual retainer owed to such Board member is paid in semi-annual installments each year. Dr. Lange is not separately compensated for his services as a director.

Each non-employee director of the Company receives stock option grants to purchase shares of common stock under the Company’s Non-Employee Directors’ Stock Option Plan. Under this plan, during the fiscal year ended December 31, 2003, options to acquire 7,500 shares of common stock at an exercise price of $23.94 per share were granted to each non-employee member of the Board.

Compensation of Executive Officers

The following table sets forth, for the fiscal years ended December 31, 2001, 2002 and 2003, certain compensation awarded or paid to, or earned by, the Named Executive Officers, including salary, bonuses, stock options and certain other compensation:

Summary Compensation Table

	Annual Compensation			Other Annual Compensation (2)($)		Long-Term Compensation		All Other Compensation ($)
						Securities
Name and Principal Position	Year	Salary (1)($)	Bonus ($)			Underlying Options (#)
Louis G. Lange, M.D., Ph.D. Chairman of the Board and Chief Executive Officer	2003 2002 2001	440,000 425,000 375,000	250,000 425,000 400,000	43,750 43,750 53,750	(3) (3) (6)	175,000 175,000 250,000	(7)	10,000 9,500 8,500	(4) (5) (8)

Andrew A. Wolff, M.D. Chief Medical Officer and Senior Vice President	2003 2002 2001	283,250 275,000 260,000	70,000 175,000 175,000	— — —		75,000 75,000 125,000	(7)	10,000 9,500 8,500	(4) (5) (8)

Daniel K. Spiegelman Chief Financial Officer and Senior Vice President	2003 2002 2001	260,000 252,500 240,000	75,000 100,000 80,000	20,000 10,000 10,000	(3) (3) (3)	75,000 75,000 100,000	(7)	10,000 9,500 8,500	(4) (5) (8)

Brent K. Blackburn, Ph.D. Senior Vice President, Drug Development and Pre-Clinical Development	2003 2002 2001	247,500 240,000 212,000	80,000 110,000 100,000	16,000 8,000 8,000	(3) (3) (3)	75,000 75,000 110,000	(7)	10,000 9,500 8,500	(4) (5) (8)

Tricia Borga Suvari, Esq. Vice President, General Counsel and Assistant Secretary	2003 2002 2001	225,000 210,000 187,500	60,000 75,000 60,000	— — —		50,000 50,000 60,000	(7)	10,000 9,500 8,500	(4) (5) (8)

(1)	Includes amounts earned but deferred at the election of the executive, such as salary deferrals under the Company’s 401(k) Plan.

(2)	As permitted under rules promulgated by the Commission, no amounts are shown for any Named Executive Officer with respect to certain “perquisites” (such as imputed interest on loans at or below market value rates), where such amounts do not exceed the lesser of (i) ten percent (10%) of the sum of the amounts of Salary and Bonus for the Named Executive Officer or (ii) $50,000.

(3)	Consists of loan amounts forgiven.

(4)	Consists of the Company’s matching contribution under its 401(k) Plan for 2003. For 2003, the Company made a discretionary matching contribution to all eligible participants in its 401(k) Plan in the form of shares of common stock. All eligible participants in the 401(k) Plan were allocated this matching contribution on January 13, 2004, with the number of shares being allocated to participants’ accounts based on the closing price of the common stock on that date ($14.67 per share). Each of Dr. Lange, Dr. Wolff, Mr. Spiegelman, Dr. Blackburn and Ms. Suvari received a matching contribution of 681 shares of common stock (with a value on the allocation date of $10,000 based on the price per share on such date).

(5)	Consists of the Company’s matching contribution under its 401(k) Plan for 2002. For 2002, the Company made a discretionary matching contribution to all eligible participants in its 401(k) Plan in the form of shares of common stock. All eligible participants in the 401(k) Plan were allocated this matching contribution on January 13, 2003, with the number of shares being allocated to participants’ accounts based on the closing price of the common stock on that date ($20.16 per share). Each of Dr. Lange, Dr. Wolff, Mr. Spiegelman, Dr. Blackburn and Ms. Suvari received a matching contribution of 471 shares of common stock (with a value on the allocation date of $9,500 based on the price per share on such date).

(6)	Consists of $10,000 of mortgage assistance and $43,750 in loan amounts forgiven.

(7)	Because of the timing of approvals of stock option grants, this number covers two (2) years’ worth of grants: it includes a grant awarded in January 2001 as part of the Named Executive Officer’s compensation package for fiscal year 2001, and grants awarded in October 2001 and December 2001 as part of the Named Executive Officer’s compensation package for fiscal year 2002.

(8)	Consists of the Company’s matching contribution under its 401(k) Plan for 2001. For 2001, the Company made a discretionary matching contribution to all eligible participants in its 401(k) Plan in the form of shares of common stock. All eligible participants in the 401(k) Plan were allocated this matching contribution on January 14, 2002, with the number of shares being allocated to participants’ accounts based on the closing price of the common stock on that date ($49.20 per share). Each of Dr. Lange, Dr. Wolff, Mr. Spiegelman, Dr. Blackburn and Ms. Suvari received a matching contribution of 173 shares of common stock (with a value on the allocation date of $8,500 based on the price per share on such date).

Option Grants in Last Fiscal Year

The Company presently grants options to its executive officers under the Company’s 2000 Equity Incentive Plan (the “Incentive Plan”), although in the past, the Company has granted options to its executive officers under its 1992 Stock Option Plan (the “1992 Plan”) and its 1994 Equity Incentive Plan (the “1994 Plan”). In addition, the Company presently grants options to its employees (other than its executive officers) under its 2000 Nonstatutory Incentive Plan, although in the past, the Company has granted options to employees (other than its executive officers) under the 1992 Plan and the 1994 Plan. The 1992 Plan and the 1994 Plan terminated in May 2000; however, options outstanding at the time of the termination remain outstanding. As of February 29, 2004, options to purchase an aggregate of 6,357,968 shares were outstanding under the Incentive Plan, the 2000 Nonstatutory Incentive Plan, the 1994 Plan and the 1992 Plan, and options to purchase 565,453 shares remained available for grant under the Incentive Plan. The following table sets forth each grant of stock options made during the fiscal year ended December 31, 2003 to each of the Named Executive Officers:

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration
Name	(1) (#)	(2) (%)	(3) ($/sh)	Date	5% ($)	10% ($)
Louis G. Lange, M.D., Ph.D.	175,000	9.70%	$13.16	12/11/13	$1,448,344	$3,670,389

Andrew A. Wolff, M.D.	75,000	4.16%	$13.16	12/11/13	$620,719	$1,573,024

Daniel K. Spiegelman	75,000	4.16%	$13.16	12/11/13	$620,719	$1,573,024

Brent K. Blackburn, Ph.D.	75,000	4.16%	$13.16	12/11/13	$620,719	$1,573,024

Tricia Borga Suvari, Esq.	50,000	2.77%	$13.16	12/11/13	$413,813	$1,048,683

(1)	Each of the options vest in forty-eight (48) equal monthly installments beginning on the date of grant. Each grant listed in this table was granted under the Incentive Plan.

(2)	The percentages are based on an aggregate total of options to purchase 1,803,500 shares of the Company’s common stock granted to employees and directors of, and consultants to, the Company during the fiscal year ended December 31, 2003, including the Named Executive Officers.

(3)	Under the terms of the Incentive Plan, the exercise price per share equals the fair market value of the common stock on the date of grant, which is defined as the closing price of the common stock on the last market trading day prior to the date of grant.

(4)	The potential realizable value is calculated based on the term of the option at its time of grant, which is ten (10) years. It is calculated assuming that the market price of the Company’s common stock on the date of grant appreciates from the date of grant at the indicated annual rate compounded annually for the entire term of the option and the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term.

Aggregate Option Exercises in Fiscal 2003 and December 31, 2003 Option Values

The following table sets forth information for any options exercised by each of the Named Executive Officers during fiscal year 2003, and the number and value of securities underlying unexercised options held by each of the Named Executive Officers at December 31, 2003:

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at December 31, 2003 Vested/Unvested (2)	Value of Unexercised In-the-Money Options at December 31, 2003 Vested/Unvested ($)(3)
Louis G. Lange, M.D., Ph.D.	35,000	$641,576	356,665 / 443,335	$560,000 / $295,750

Andrew A. Wolff, M.D.	37,500	$646,422	190,832 / 199,168	$415,563 / $126,750

Daniel K. Spiegelman	12,478	$254,234	150,832 / 184,168	$198,500 / $126,750

Brent K. Blackburn, Ph.D.	6,000	$129,721	173,332 / 189,668	$471,238 / $126,750

Tricia Borga Suvari, Esq.	0	0	103,166 / 131,834	$ 0 / $ 84,500

(1)	Value realized is based on the fair market value of the Company’s common stock on the date of exercise minus the exercise price (or the actual sales price if the shares were sold by the optionee simultaneously with the exercise) without taking into account any taxes that may be payable in connection with the transaction.

(2)	Reflects shares vested and unvested at December 31, 2003. Certain options granted under the Incentive Plan are immediately exercisable, but are subject to the Company’s right to repurchase unvested shares on termination of employment.

(3)	Based on the fair market value of the Company’s common stock at December 31, 2003 ($14.85 per share) minus the exercise price of the options.

Equity Compensation Plan Information

The Company has three (3) equity compensation plans that have been approved by the stockholders of the Company (the Incentive Plan, the Non-Employee Directors’ Stock Option Plan and the Employee Stock Purchase Plan). The Company has one (1) equity compensation plan that has not been approved by the stockholders of the Company, the 2000 Nonstatutory Incentive Plan, because it was adopted before the current rules requiring stockholder approval of all equity plans went into effect. If Proposal 2 is approved by the stockholders, the 2000 Nonstatutory Incentive Plan will terminate as to any further grants thereunder. The following table sets forth the number and weighted-average exercise price of securities to be issued upon exercise of outstanding options, warrants and rights, and the number of securities remaining available for future issuance under all of the Company’s equity compensation plans, at December 31, 2003:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders (1)	3,438,631	$28.88	472,367
Equity Compensation Plans Not Approved by Security Holders	3,318,126	$27.33	433,895

Total	6,756,757	$28.12	906,262

(1)	Information for our Employee Stock Purchase Plan is included in the “Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans” column only.

For a brief description of the material features of all the Company’s equity compensation plans, please see note 11 to our financial statements for the fiscal year ended December 31, 2003.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2003, the Compensation Committee was composed of R. Scott Greer, John Groom and Costa G. Sevastopoulos, Ph.D. There are and were no interlocking relationships between the Board or the Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION(*)

The Compensation Committee of the Board reviews and recommends to the Board for approval the Company’s executive compensation policies. During the year ended December 31, 2003, the Compensation Committee consisted of non-employee directors R. Scott Greer, John Groom and Costa G. Sevastopoulos, Ph.D. The Compensation Committee annually evaluates the performance, and determines the compensation, of the Company’s Chief Executive Officer and the other executive officers based upon a combination of several factors: the Company’s accomplishments, individual performance and comparisons with other biotechnology and biopharmaceutical companies. Companies examined for comparative purposes may, but need not, include those comprising the Nasdaq Stock Market (U.S.) Index and the Nasdaq Biotechnology Index. The following is the report of the Compensation Committee describing the compensation policies and rationales applicable to the Company’s executive officers with regard to the compensation payable to such executive officers for the fiscal year ended December 31, 2003.

Compensation Philosophy

The goals of the Company’s compensation policies are to attract and retain the highest quality executives, reward them for achieving the Company’s goals and objectives, and to motivate them to contribute to the long-term success and value of the Company for stockholders. Compensation for the Company’s executive officers consists of a base salary and potential bonus, as well as potential incentive compensation through stock options and stock ownership. The Company awards cash and stock bonuses pursuant to an incentive bonus plan as set forth below. The Compensation Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

Base Salary

The base salary component is designed to compensate executive officers competitively at levels necessary to attract and retain qualified executives in the pharmaceutical and biotechnology industry. The base salary for each officer when newly hired is set on the basis of multiple factors, including the officer’s qualifications, experience, prior salary, whether there are competing offers, internal equity and the salary levels in effect for comparable positions within the Company’s principal competitors, in accordance with comprehensive published biopharmaceutical and biotechnology compensation survey information. The executive officers’ salaries are targeted at the mid-range to the survey data. Year-to-year adjustments to each executive officer’s base salary are based upon individual performance for the year and changes in the general level of base salaries of persons in comparable positions within the industry.

Bonuses

Each year the Compensation Committee approves annual bonus goals, and then evaluates the Company’s performance in general and against these annual bonus goals in order to decide whether to award bonuses, if any, and to set bonus amounts. For 2003, all regular employees (including executive officers) of the Company were eligible to receive cash bonuses payable in 2004 based upon individual and corporate accomplishments in 2003, including assessment of performance against the annual bonus goals. The amounts of such bonuses for executive officers other than the Chief Executive Officer were based upon the recommendation of the Chief Executive Officer, subject to review and approval of the Compensation Committee. The amount of such bonus for the Chief Executive Officer was determined by the Compensation Committee. The Company makes determinations with respect to all bonuses based upon a subjective assessment of a variety of factors, both individual and corporate.

(*)	The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

These factors include, in order of importance, the Company’s accomplishments in 2003, including assessment of performance against the annual bonus goals, the individual performance of each employee (including each executive officer) and a comparison with other biotechnology and biopharmaceutical companies. For 2003, the Compensation Committee determined that the Company met over 60% of its annual bonus goals for the year and also achieved other significant accomplishments.

Long-Term Incentives

The Compensation Committee provides the Company’s executive officers and other employees with long-term incentive compensation through grants of stock options. The Compensation Committee believes that stock options provide the Company’s executive officers and other employees with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company’s common stock. The Compensation Committee believes that stock options directly motivate executives and other employees to maximize long-term stockholder value. The options also utilize vesting periods (almost all of the options granted in recent years vest over four (4) years with forty percent (40%) of shares vested in the last year), to encourage key executives and other employees to continue in the employ of the Company. All options granted to executive officers to date have been granted with exercise prices equal to the fair market value of the Company’s common stock on the date of grant. The Compensation Committee considers the grant of each option subjectively, considering factors such as the Company’s annual accomplishments, individual performance of employees (including each executive officer) and the past and anticipated future contribution to the attainment of the Company’s long-term strategic performance goals. Long-term incentives granted in prior years, including the number of unvested options, are also taken into consideration. Consistent with these policies, during 2003 the Compensation Committee granted options to purchase an aggregate of 525,000 shares of common stock to the Company’s current executive officers.

To date, the Compensation Committee has not granted any options that are milestone-based, or which might provide for vesting acceleration upon the achievement of certain milestones. Milestone-based vesting of options can result in variable accounting treatment, which management and the Compensation Committee believe would be materially adverse to the Company. In addition, the Compensation Committee has historically felt that providing for acceleration of vesting upon the achievement of milestones could incent management to focus too narrowly on particular short-term goals, to the detriment of the long-term success of the Company and the stockholders. However, in light of the continuing concerns that companies properly reward performance in the awarding of long-term incentives, the Compensation Committee intends to evaluate its historical policy against providing for milestone-based options and acceleration of vesting of options with respect to grants it may make in the future, at least to senior management. No assurances can be given that the Compensation Committee will, in the end, determine to change its historical policy with respect to granting milestone-based stock options or vesting acceleration upon the achievement of certain milestones.

Chief Executive Officer Compensation

The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. In 2003, Louis G. Lange received a base salary of $440,000. Dr. Lange’s salary was determined on the basis of discussions among members of the Compensation Committee with due regard for his qualifications, experience, prior salary, and competitive salary information. Dr. Lange’s base salary for 2003 was established in part by comparing the base salaries of chief executive officers at other biotechnology and pharmaceutical companies of similar size. In awarding stock options, the Compensation Committee considered Dr. Lange’s performance, the overall contribution to the Company and the Company’s accomplishments, as well as the number of unvested options and total number of options to be granted. In 2003, Dr. Lange received options to purchase 175,000 shares of common stock. In addition, Dr. Lange received a cash bonus of $250,000, and forgiveness of $43,750 of indebtedness. See “Certain Relationships and Related Transactions” below. As with other executive officers, total compensation was based, in part, on the Company’s accomplishments and Dr. Lange’s contributions described above.

Section 162(m)

The Board has considered the potential effect of Section 162(m) of the Internal Revenue Code of 1996, as amended, on compensation paid to the Company’s executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1,000,000 in any taxable year for each of the Named Executive Officers. Compensation above $1,000,000 may be deducted if it is “performance-based compensation.” The Compensation Committee has determined that, where practical, stock options granted to executive officers under the Company’s stock plans with an exercise price at least equal to the fair market value of the Company’s common stock on the date of grant shall be treated as “performance-based compensation,” provided, however, that options to purchase common stock granted to certain executive officers in 1997 may not be eligible for such treatment.

From the 2003 members of the Compensation Committee of the Company:

R. Scott Greer

John Groom

Costa G. Sevastopoulos, Ph.D.

REPORT OF THE AUDIT COMMITTEE(*)

The Audit Committee is composed of independent directors, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, and operates under a written Audit Committee charter adopted by the Board, a copy of which is attached to this proxy statement as Appendix A. During the fiscal year ended December 31, 2003, the members of the Audit Committee were Thomas L. Gutshall, Kenneth B. Lee, Jr. and Barbara J. McNeil, M.D., Ph.D. The Audit Committee recommends to the Board, subject to stockholder ratification, the selection of the Company’s independent accountants.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company pursuant to the Audit Committee’s written charter as adopted by the Board.

In this context, the Audit Committee has met and held many discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the matters required to be discussed by Statements on Auditing Standards No. 61 (Communications with Audit Committees) and No. 90 (Audit Committee Communications) with the independent accountants.

The Company’s independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

Based upon the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

(*)	The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

The following table sets forth the aggregate fees billed or to be billed by Ernst & Young LLP for the following services during fiscal 2002 and 2003:

Description of Services	2002 Fees	2003 Fees
Audit fees (1)	$179,550	$302,237
Audit-related fees (2)	$44,900	$20,000
Tax fees (3)	$26,770	$21,718
All other fees (4)	$1,500	$2,500

Total	$252,720	$346,455

In accordance with the Audit Committee charter, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors, including the estimated fees and other terms of any such engagement. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee may elect to delegate pre-approval authority to one or more designated Committee members in accordance with its charter. The Audit Committee considers whether such audit or non-audit services are consistent with the SEC’s rules on auditor independence.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

From the 2003 members of the Audit Committee of the Company:

Thomas L. Gutshall

Kenneth B. Lee, Jr.

Barbara J. McNeil, M.D., Ph.D.

(1)	Audit Fees: represents the aggregate fees billed or to be billed for professional services rendered for the audit of the Company’s annual financial statements and for the review of the financial statements included in the Company’s quarterly reports during such period, or for services that are normally provided in connection with statutory and regulatory filings or engagements, for example, fees for review of registration statements on Form S-8 in 2002 and 2003, and in 2003, convertible debt offering services, review of registration statements on Form S-3 and amendments to such registration statements. During 2003, 100% of the total hours expended on the Company’s audit by Ernst & Young LLP were provided by Ernst & Young LLP’s full-time permanent employees. 100% of these services for 2003 and 100% of these services for 2002 were pre-approved by the Audit Committee.

(2)	Audit-Related Fees: represents the aggregate fees billed or to be billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but that are not included as Audit Fees, for example, fees for the audit of the Company’s 401(k) plan in 2002 and 2003, and in 2002, fees for compensation-related services. 100% of these services for 2003 and 100% of these services for 2002 were pre-approved by the Audit Committee.

(3)	Tax Fees: represents the aggregate fees billed or to be billed for professional services rendered for tax compliance, tax advice and tax planning. 100% of these services for 2003 and 100% of these services for 2002 were pre-approved by the Audit Committee.

(4)	All Other Fees: represents the aggregate fees billed for products and services other than audit, audit-related and tax fees. 100% of these services for 2003 and 100% of these services for 2002 were pre-approved by the Audit Committee.

Performance Measurement Comparison(*)

The following graph and table show the total stockholder return of an investment of $100 in cash since the close of the market on December 31, 1998 through December 31, 2003 for (i) the Company’s common stock, (ii) the Nasdaq Stock Market (U.S.) Index and (iii) the Nasdaq Biotechnology Index. All values assume reinvestment of the full amount of all dividends, although dividends have not been declared on the Company’s common stock.

Measurement Period	CV Therapeutics, Inc.	Nasdaq	Nasdaq Biotechnology
December 31, 1998	100.00	100.00	100.00
December 31, 1999	548.69	192.96	226.87
December 31, 2000	1,489.47	128.98	291.54
December 31, 2001	1,095.16	67.61	245.15
December 31, 2002	383.58	62.17	150.17
December 31, 2003	309.89	87.61	220.05

(*)	This section is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) prohibits all loans to executive officers and directors of a company and also prohibits any material modifications to loans outstanding at the time of enactment of the Sarbanes-Oxley Act on July 30, 2002. Each loan with an executive officer described below was granted by the Company prior to the enactment of the Sarbanes-Oxley Act, and as described in greater detail below, each of these loan arrangements has been concluded and as a result there are now no outstanding loan arrangements between the Company and any executive officers. In accordance with such legislation, the Company will not provide any new loans to directors or executive officers.

The Company previously provided Louis G. Lange, M.D., Ph.D., Chairman of the Board and Chief Executive Officer, with several loans. In August 1992, the Company provided a loan in the principal amount of $500,000, at an annual interest rate of seven percent (7.0%), pursuant to a promissory note secured by a deed of trust on Dr. Lange’s residence (the “1992 Note”). In June 1993, the Company provided a loan in the principal amount of $25,000, at an annual interest rate of five and thirty-three one-hundredths (5.33%), pursuant to a promissory note secured by a stock pledge of 2,500 shares of common stock of the Company held by Dr. Lange (the “1993 Note”). In June 1995, in connection with the exercise of an option to purchase common stock, the Company provided a loan in the principal amount of $37,500, at an annual interest rate of seven and thirty-one one-hundredths (7.31%), pursuant to a promissory note secured by a pledge of 15,000 shares of common stock of the Company held by Dr. Lange (the “1995 Note”). In August 1996, the Company provided a loan to Dr. Lange in the principal amount of $25,000, at an annual interest rate of six and eighty-four one-hundredths (6.84%), pursuant to a promissory note secured by a pledge of 2,500 shares of common stock of the Company held by Dr. Lange (the “1996 Note”).

In September 1996, the Company amended all four (4) notes. Under the terms of each amended note, the loans bear interest at the rate of six and fifty-three one-hundredths (6.53%) compounded semi-annually. As then amended, the outstanding principal amount was due on the earliest of December 31, 2001, the termination of employment or a change in control. At the same time, the Company forgave all interest due on the four loans as of December 31, 1995 ($92,880). In addition, the Company has paid Dr. Lange the following amounts for mortgage assistance: $50,000 in 1997, $40,000 in 1998, $30,000 in 1999, $20,000 in 2000 and $10,000 in 2001. The forgiveness of the accrued interest on the notes to Dr. Lange was accounted for as compensation expense in the period in which the interest was deemed to have been forgiven.

In February 1999, the Compensation Committee approved the forgiveness of one-half (1/2) of the $350,000 remaining balance of the 1992 Note, or $175,000, over a four (4)-year period beginning on February 19, 2000, with $43,750 to be forgiven per year at the end of each 12-month period. The outstanding principal amount was due on the earliest of February 19, 2003, the termination of employment or a change in control. Under the terms of an Amended and Restated Stock Pledge Agreement, the 1993 Note, 1995 Note and 1996 Note were secured by a stock pledge of 13,750 shares of common stock of the Company held by Dr. Lange. In January 2000, the Company approved the forgiveness of the 1993 Note and the 1996 Note, for a total of $50,000. This amount, together with the February 2000 installment of $43,750 forgiveness on the 1992 Note, resulted in an aggregate total of $93,750 in loan forgiveness in the fiscal year ended December 31, 2000. In October 2000, Dr. Lange paid off the remaining $37,500 balance owed on the 1995 Note, and in December 2000, Dr. Lange repaid $175,000 of the 1992 Note, for aggregate total repayments of $212,500 in the fiscal year ended December 31, 2000.

In February 2001, the Company forgave the next installment of $43,750 under the 1992 Note, for a total of $43,750 in loan forgiveness for the fiscal year ended December 31, 2001. In February 2002, the Company forgave the second-to-last installment of $43,750 under the 1992 Note, leaving a remaining balance of $43,750 on the 1992 Note. The forgiveness of the notes to Dr. Lange has been accounted for as compensation expense in the period in which the note was deemed to have been forgiven. The largest aggregate principal amount outstanding on the one (1) remaining note in 2003 was $43,750. In February 2003, the remaining outstanding principal balance of $43,750 was forgiven on the 1992 Note. As a result there are no outstanding loan arrangements between Dr. Lange and the Company.

In November 1998 the Board approved, and in December 1998 the Company made, a loan to Brent K. Blackburn, Ph.D., who has served as Senior Vice President, Drug Development and Pre-Clinical Development since January 2002, as Vice President, Drug Development and Pre-Clinical Research from June 2000 until January 2002, and as Vice President, Developmental Research from October 1997 until June 2000, in the principal amount of $40,000 at an annual interest rate of four and fifty-two one-hundredths (4.52%), pursuant to a promissory note secured by deed of trust on Mr. Blackburn’s residence. The outstanding principal amount and all accrued but unpaid interest was due on the earlier of December 31, 2003 or the termination of employment. The Company annually forgave twenty percent (20%) of the principal. The largest aggregate principal amount outstanding on the note in 2003 was $16,000. In March 2003, $8,000 of the principal was forgiven. In December, 2003, the remaining outstanding principal amount of $8,000 was forgiven. As a result there are no outstanding loan arrangements between Dr. Blackburn and the Company.

In November 1998 the Board approved, and in January 1999 the Company made, a loan to Daniel K. Spiegelman, who has served as the Chief Financial Officer and Senior Vice President since 1999 and as the Chief Financial Officer and Vice President from January 1998 to September 1999, in the principal amount of $50,000 at an annual interest rate of four and sixty-four one-hundredths (4.64%), pursuant to a promissory note secured by deed of trust on Mr. Spiegelman’s residence. The outstanding principal amount and all accrued but unpaid interest was due on the earlier of December 31, 2003 or the termination of employment. The Company annually forgave twenty percent (20%) of the principal. The largest aggregate principal amount outstanding on the note in 2003 was $20,000. In March 2003, $10,000 of the principal was forgiven. In December, 2003, the remaining outstanding principal amount of $10,000 was forgiven. As a result there are no outstanding loan arrangements between Mr. Spiegelman and the Company.

Executive Severance Benefits Agreements

The Company entered into executive severance agreements approved by the Board with each of Drs. Lange, Blackburn and Wolff and Mr. Spiegelman in February 1999, and with Ms. Suvari in August 2000. Subsequently, in November 2002 the Board approved amended executive severance benefits agreements with each of the Named Executive Officers, and also approved new executive severance benefits agreements with additional non-executive officers as well as a severance plan covering all full-time employees of the Company.

Under the amended agreement with Dr. Lange, in connection with a change of control of the Company, all of Dr. Lange’s then-outstanding options will become immediately and fully vested and exercisable, subject to the terms of the agreement. In addition, if Dr. Lange’s employment with the Company is terminated without cause or he is constructively terminated within thirteen (13) months following a change of control of the Company, he is entitled to receive the following additional severance benefits subject to the terms of the agreement: a payment equal to twenty four (24) months of Dr. Lange’s base salary at the time of termination; a payment equal to two hundred percent (200%) percent of Dr. Lange’s annual bonus (if any) in the year prior to the change in control; continued health benefits for eighteen (18) months following termination; and in the event that any benefits would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, as amended, an additional gross-up payment sufficient to cover all excise taxes (including any interest or penalties) on such benefits as well as all federal, state and local taxes and excise taxes (including any interest or penalties) on the gross-up payment itself.

Under the amended agreements with Drs. Blackburn and Wolff and Mr. Spiegelman, in connection with a change of control of the Company, all of the executive’s then-outstanding options will become immediately and fully vested and exercisable, subject to the terms of the agreement. In addition, if the executive’s employment with the Company is terminated without cause or he is constructively terminated within thirteen (13) months following a change of control of the Company, he is entitled to receive the following additional severance benefits subject to the terms of the agreement: a payment equal to eighteen (18) months of his base salary at the time of termination; a payment equal to one hundred and fifty percent (150%) percent of his annual bonus (if any) in the year prior to the change in control; continued health benefits for eighteen (18) months following termination; and in the event that any benefits would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, as amended, an additional gross-up payment sufficient to cover all excise taxes (including any interest or penalties) on such benefits as well as all federal, state and local taxes and excise taxes (including any interest or penalties) on the gross-up payment itself.

Under the amended agreement with Ms. Suvari, in connection with a change of control of the Company, all of Ms. Suvari’s then-outstanding options will become immediately and fully vested and exercisable, subject to the terms of the agreement. In addition, if Ms. Suvari’s employment with the Company is terminated without cause or she is constructively terminated within thirteen (13) months following a change of control of the Company, she is entitled to receive the following additional severance benefits subject to the terms of the agreement: a payment equal to eighteen (18) months of her base salary at the time of termination; a payment equal to one hundred and fifty percent (150%) percent of her annual bonus (if any) in the year prior to the change in control; continued health benefits for eighteen (18) months following termination; and in the event that any benefits would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, as amended, she will receive the greater, on an after-tax basis (taking account of all federal, state and local taxes and excise taxes), of such benefits or such lesser amount of benefits as would result in no portion of the benefits being subject to the excise tax.

Ernst & Young LLP

Kenneth B. Lee, Jr., who was appointed to the Board and the Audit Committee in January 2002, was a partner at Ernst & Young LLP until December 31, 2001. Ernst & Young LLP has audited the Company’s financial statements since its inception and has been selected by the Board as the Company’s independent auditors for the fiscal year ending December 31, 2003. While at Ernst & Young LLP, Mr. Lee was the partner in charge of auditing the Company’s financial statements prior to 1995. Prior to appointing Mr. Lee to the Board and to the Audit Committee, the Board determined that Mr. Lee’s prior relationship with Ernst & Young LLP would not hinder their respective independence or ability to act in the best interests of the Company and its stockholders, Mr. Lee’s ability to serve on the Board and the Audit Committee, or Ernst & Young LLP’s ability to serve as the Company’s independent accountants. In addition, as described above, the Board has determined that Mr. Lee satisfies the independence requirements for board members under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, and also satisfies the independence requirements for members of the Audit Committee under Rule 10A-3(b)(1) of the Exchange Act.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board

Alan C. Mendelson

Secretary

April 15, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

of the Audit Committee

of the Board of Directors

of CV Therapeutics, Inc.

This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of CV Therapeutics, Inc. (the “Company”) on February 5, 2004.

I.     Purpose

The primary purpose of the Audit Committee (the “Committee”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of further Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, and except as specifically detailed in Sections IV.A.1 and 2 below (Appointment and Approval of the Independent Auditor; Pre-Approval of Services), the Committee’s responsibilities are limited to oversight. Although the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements.

Further, auditing literature, particularly Statement of Accounting Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.    Membership

The Committee shall consist of at least three members of the Board. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, which may include being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, either (A) at least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the Securities and Exchange Commission (the “SEC”), or (B) the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the reasons why at least one member of the Committee is not an “audit committee financial expert.” Each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act, provided that one director who does not meet the independence criteria of Nasdaq, but is not a current employee or officer, or an immediate family member of an employee or officer, may be appointed to the Committee, subject to the approval of the Board pursuant to, and subject to the limitations under, the “exceptional and limited circumstances” exceptions as provided under the rules of the Nasdaq Stock Market.

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board, including as desired (but not required) on the recommendation of the Nominating Committee. The members of the Committee shall serve until the earlier of their resignation or removal or when their successors are duly elected and qualified. Committee members may be removed from the Committee, with or without cause, by the Board. Any member of the Committee may be replaced by the Board, including as desired (but not required) on the recommendation of the Nominating Committee.

III.    Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any applicable provisions of the Company’s bylaws. Any meetings of the Committee may be held in person and/or by telephone. Minutes and other relevant documentation of all such meetings (whether in person and/or by telephone) shall be maintained.

The Committee shall meet as often as necessary. The Committee shall meet periodically in separate, private sessions with management and/or the independent auditor to discuss anything the Committee or these group(s) believe should be discussed. The Committee shall meet at least twice per year in separate executive sessions.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee (or, in the case of telephone meetings, join them telephonically), but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain from time to time any independent counsel, experts or advisors (accounting, financial, legal or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment (A) of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services or non-audit services, in any case as provided in Section IV.A.2 below (Pre-Approval of Services), (B) of compensation to any legal counsel or other advisors employed by the Committee, and (C) of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.    Powers and Responsibilities

A.    Interactions with the Independent Auditor

1.  Appointment and Oversight.    The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of any independent auditor engaged by the Company for the purpose of preparing or issuing any audit report or related work or performing any other audit, review or attest services for the Company, including resolution of any disagreements between Company management and the independent auditor regarding financial reporting. Each such independent auditor shall report directly to the Committee.

2.  Pre-Approval of Services.    Before the independent auditor is engaged by the Company or its subsidiaries to render any audit or non-audit services, the Committee shall pre-approve the engagement, including the fees and other terms of any such engagement. Alternatively, the Committee may elect to provide that the engagement of the independent auditor for the services shall be entered into pursuant to such written pre-approval policies and procedures as may be separately established by the Committee from time to time, or the Committee may elect from time to time to separately delegate in writing to one or more designated Committee member(s) the authority to grant such pre-approvals of such services, provided that such separate pre-approval policies and procedures or delegated pre-approvals (a) are detailed as to the particular service, (b) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures or delegated pre-approvals, and (c) do not involve delegation to the Company’s management of any of the Committee’s responsibilities under the Exchange Act hereunder.

3.  Independence of Independent Auditor.    The Committee shall, at least annually, review and report to the Board regarding the independence of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(a)  Review of Auditor Internal Quality Control Report:    The Committee shall obtain and review a report prepared by the independent auditor describing (i) the auditing firm’s internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review, or peer review (as provided in Section IV.A.3(f) below), of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(b)  Review of Relationships:    The Committee shall review and discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and a written statement prepared by the independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1, as amended, including, without limitation, descriptions of (i) all relationships between the auditor and the Company, (ii) any disclosed relationships or services that may impact the independent auditor’s objectivity and independence, and (iii) whether any of the Company’s senior finance personnel were recently employed by the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(c)  Audit Partner Rotation:    The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(d)  Review of Services:    The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services and other non-audit services to the Company, if any, is compatible with maintaining the independence of the independent auditor.

(e)  Peer Review:    As required under the rules of the Nasdaq Stock Market, the Company shall be audited by an independent public accountant that (i) has received an external quality control review by an independent public accountant (“peer review”) that determines whether the auditor’s system of quality control is in place and operating effectively and whether established policies and procedures and applicable auditing standards are being followed or (ii) is enrolled in a peer review program and within eighteen (18) months receives a peer review that meets acceptable guidelines.

B.    Annual Financial Statements and Annual Audits

1.  Meetings with Management and the Independent Auditor.

(a)  Scope, Procedures and Staffing:    The Committee shall meet with management and the independent auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(b)  Critical Accounting Policies, Significant Judgments and Issues:    The Committee shall review and discuss with management and the independent auditor (i) all accounting policies and practices to be used that the independent auditor identifies as critical, (ii) all significant judgments made in the preparation of the Company’s financial statements, and (iii) all major issues in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, and any analyses prepared by management or the independent auditor (including analyses of the effects of alternative GAAP methods, if any, on the Company’s financial statements).

(c)  Audited Financial Statements:    The Committee shall review and discuss with management and the independent auditor the Company’s annual audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and any certification, report, opinion or review rendered by the independent auditor, and shall recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

(d)  Internal Controls:    The Committee shall (i) review with management management’s assessment of the effectiveness and adequacy of the Company’s internal control structure and procedures for financial reporting, including computer and security systems (“Internal Controls”), (ii) review with the independent auditor the attestation to and report on the assessment made by management as to the effectiveness and adequacy of the Internal Controls, and (iii) consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management’s assessment or the independent auditor’s attestation, including any significant findings as to the adequacy of the Internal Controls and any special audit steps adopted in light of any material or significant control deficiencies.

(e)  Disclosure Controls:    The Committee shall (i) review with management management’s assessment of the effectiveness and adequacy of the Company’s procedures and controls designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the SEC for the filing of such reports (“Disclosure Controls”), and (ii) consider with management whether any changes to the Disclosure Controls are appropriate in light of management’s assessment, including any major issues as to the adequacy of the Disclosure Controls.

2.  Separate Meetings with the Independent Auditor.

(a)  Review with the Independent Auditor:    The Committee shall review with the independent auditor any significant problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (ii) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (iii) any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditor to the Company, or any other material written communication provided by the independent auditor to the Company’s management. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act, which requires, inter alia, the independent auditor to report to Company management and the Committee regarding potential or actual illegal acts that have come to the attention of the auditor in the course of an audit, has not been implicated.

(b)  Required Report to the Committee:    The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (i) all accounting policies and practices to be used that the independent auditor identifies as critical; (ii) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

C.    Quarterly Financial Statements

1.  Meetings with Management and the Independent Auditor.    The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” In addition, as part of its review of the quarterly financial statements the Committee shall review and discuss with management and the independent auditor as appropriate the matters set forth under Sections IV.B.1.((b), (d) and (e) above (Critical Accounting Policies, Significant Judgments and Issues; Internal Controls; Disclosure Controls).

2.  Separate Meetings with the Independent Auditor.    As part of its review of the quarterly financial statements the Committee shall review with the independent auditor as appropriate the matters set forth under Section IV.B.2.(a) above (Review with the Independent Auditor).

D.    Company Code of Conduct; Reporting and Reviews

1.  Code of Conduct.    The Board has adopted a Code of Conduct as required under the rules of the Nasdaq Stock Market, which applies to all directors, officers and employees of the Company (the “Code”). Without limiting the foregoing, the Code covers the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions, and as such, is intended to comply with Section 406 of the Sarbanes-Oxley Act of 2002 and SEC regulations at 17 C.F.R. Parts 228.406 and 229.406. The Committee shall review the Code periodically and recommend such changes to the Code as the Committee shall deem appropriate.

2.  Complaint Procedures.    The Committee shall from time to time establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of the Company of information and concerns regarding questionable accounting or auditing matters, if any, including as relates to the Company’s Code. The Committee shall adopt, as necessary or appropriate, remedial measures or actions with respect to such complaints or concerns. In connection with the foregoing:

(a)  Review with Management.    The Committee shall discuss promptly with management and the independent auditor any employee complaints or any published reports that raise any potentially material issues regarding the Company’s financial statements, financial reporting process or accounting policies.

(b)  Review with Legal Counsel.    The Committee shall discuss promptly with the Company’s General Counsel or outside legal counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

E.    Other Powers and Responsibilities

1.  Financial Press Releases and Other Financial Information on Forms 8-K etcetera.    The Committee shall discuss with management and the independent auditor the Company’s earnings press releases (with particular focus on any “non-GAAP” or “adjusted” non-GAAP information, if any), which are filed with the SEC on Forms 8-K as part of the Company’s standing practice. The Committee and management shall also discuss any other proposed financial Forms 8-K to be filed with the SEC, as feasible in light of filing deadlines. The Committee shall discuss with management and the independent auditor as appropriate any consent, certification, report, opinion or review rendered by the independent auditor in connection with any other Company SEC filing, such as a registration statement.

2.  Related Party Transactions.    The Committee shall review all related party transactions on an ongoing basis for potential conflicts of interest. All such transactions must also be approved by the Committee.

3.  Significant Changes in Regulatory and Accounting Principles and GAAP.    The Committee shall review with management and the independent auditor the effect on the Company’s financial statements of regulatory and accounting initiatives, changes in accounting principles and financial statement presentations under GAAP, and consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.

4.  Off-Balance Sheet Arrangements.    The Committee shall review and discuss with management and the independent auditor any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities of which the Committee is made aware that do not appear on the financial statements of the Company and that may have a material current or future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

5.  Foreign Entities.    The Committee shall request assurances from management and the independent auditor that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable requirements, including disclosure of affiliated party transactions.

6.  Risk Management and Assessment.    The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

7.  Hiring of Audit Personnel.    The Committee shall set clear policies relating to the hiring of employees or former employees of the Company’s independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of such policies on auditor independence.

8.  Committee Report and Charter for Inclusion in Annual Proxy Statements.    The Committee shall provide the Company with the annual report of the Committee with respect to the audited financial statements, as well as the Charter of the Committee, for inclusion in the Company’s annual proxy statements as required by SEC Regulation S-K.

9.  Committee Reports to the Board of Directors.    The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal, regulatory or accounting requirements, the performance and independence of the Company’s independent auditor or any other matter the Committee determines is necessary or advisable to report to the Board.

10.  Review of Committee Performance.    The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter, as required under the rules of the Nasdaq Stock Market.

11.  Review of the Charter.    The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration, as required under the rules of the Nasdaq Stock Market.

CV THERAPEUTICS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 26, 2004

9:00 a.m.

3172 Porter Drive

Palo Alto, California

CV THERAPEUTICS, INC. 3172 Porter Drive Palo Alto, California	proxy

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2004

The undersigned hereby appoints Louis G. Lange, M.D., Ph.D. and Daniel K. Spiegelman, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of stock of CV Therapeutics, Inc. (the “Company”), which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 3172 Porter Drive, Palo Alto, California on Wednesday, May 26, 2004, at 9:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN PROPOSAL 1 AND FOR APPROVAL OF PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK ««« EASY ««« IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. noon (CT) on May 25, 2004.
•	Please have your proxy card and the last 4-digits of your U.S. Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/cvtx/ — QUICK ««« EASY ««« IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. noon (CT) on May 25, 2004.
•	Please have your proxy card and the last 4-digits of your U.S. Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to CV Therapeutics, Inc., c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

ò Please detach here ò

The Board of Directors recommends a vote FOR the election of all nominees listed in Proposal 1 and a vote FOR Proposals 2 and 3.

1.  To elect three (3) directors of the Company, each to serve until the 2007 Annual

     Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.

Nominees:        01  Thomas L. Gutshall        02  Kenneth B. Lee, Jr.        03  Costa G. Sevastopoulos, Ph.D.

	☐ Vote FOR all nominees listed (except as marked)	☐	Vote WITHHELD from all nominees listed
(Instruction: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. To approve the amendment and restatement of the Company’s 2000 Equity Incentive Plan.	☐ For	☐ Against	☐ Abstain

3.  To ratify the selection of Ernst & Young LLP as the independent auditors of the Company for its fiscal year ending December 31, 2004.

4.  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

	☐ For	☐ Against	☐ Abstain

MARK HERE FOR ADDRESS CHANGE ☐ AND NOTE BELOW:	Dated: _________________________, 2004

Signature(s) in Box

Please sign exactly as your name appears hereon. Joint

owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.